EXHIBIT 10.14

BlueGrassNet              [BluegrassNet Logo]             Voice:   502.589.4638
520 South Fourth Avenue                                     Fax:   502.515.1760
Suite 200                                            Email:  info@bluegrass.net
Louisville KY 40202                                   Web:    www.bluegrass.net
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Internet Server Co-location Quote

Date:             February 1, 1999
To:               Mike McKim, IP Voice Communications
From:             Norman Schippert, BluegrassNet
Re:               Server Co-location

Monthly Rate:              $250/month per server
Installation Costs:        $250 per server
Contract Terms:            one year

Notes:    Please  keep the  attached  sheet  for your information. It contains a thorough breakdown of the costs involved.

This quote for the co-location of the server is based on the bandwidth/pricing matrix located on the BluegrassNet webpage. We've attached a copy of this for your edification. The price of $250 per month is based on a maximum throughout of 30 megabytes per day.

This quote is valid for 15 days from the above date only. Please contact our offices to make arrangements for the procurement of this circuit.

     BluegrassNet Infrastructure & Support
-    Multiple redundancy / BGP4 Routing / Load Balancing to the Internet
-    UUNet/Worldcom
-    Cable & Wireless (formerly IntenetMCI)
-    AGIS
-    Redundant Routing Topology
-    OC-48 Fiber Availability to NOC
-    Kentucky-wide WAN to Lexington and Elizabethtown
-    24 hour network monitoring and emergency notification
-    Primary and Secondary DNS services if requested
-    Registration of Internet Domain (client responsible for Internic changes)
- High-end NT and Unix Systems Emergency Network Consulting available upon request



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Description of services provided

o 1 Co-located server account - $250.00 per month o 1 Block of 6 static IP addresses provided (no-charge) per server.

o 1 Complimentary dial-up (ppp) account provided (no-charge) o 3 Additional dial-up (ppp) accounts @ 15.00 per month (each)

Terms and conditions: BluegrassNet bills in advance for monthly services. Payment can be made via direct billing, credit card, or EFT (electronic funds transfer) withdrawals. Sales tax, if applicable, shall be paid in accord with the quotation herein. A finance charge of one and one-half (1.5) percent per month will be assessed on all amounts that are past due. Authorization: Your signature below indicates your agreement with this description of services. Upon receipt of this signed document, BluegrassNet will schedule personnel to begin work on the services you have ordered.

Number of Servers:     1

/s/ Barbara S. Will             President                 3/22/99
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Signature of individual         Title                     Date
 authorized to bind customer